SECURITIES AND EXCHANGE COMMISSION
               Washington, D.C.  20549


                       FORM 8-K


  Current Report Pursuant to Section 13 or 15(d) of
         The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 10, 1995


                CAROLCO PICTURES INC.

(Exact name of registrant as specified in its charter)


              Delaware                1-9264                95-406437
            (State or other         (Commission         (I.R.S. Employer
   jurisdiction of Incorporation)   File Number)       Identification No.)


8800 Sunset Boulevard, Los Angeles, California  90069
                           (Address of principal executive offices)
(zip code)

Registrant's telephone number, including area code: (310) 859-8800


                         N/A
(Former name or former address, if changed since last report)






                  Exhibit Index at page 5

Item 3.     Bankruptcy and Receivership

            On November 10, 1995, Carolco Pictures Inc. (the
"Company") filed a voluntary Petition for Relief under the provisions of Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Central District of California (Bankruptcy Case No. LA95-39299LF). Chapter 11 allows the Company to remain as debtor in possession of its assets and business while being subject to the supervision and orders of the Bankruptcy Court for certain transactions or actions.

            Each of the following direct or indirect wholly-owned subsidiaries of the Company also filed a voluntary Petition for Relief under the provisions of Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Central District of California: Carolco International Inc., Carolco Service Inc., Carolco Television Inc., Carolco Studios Inc. (Delaware), Carolco Production Services Inc., International Production Services Inc., Cliffhanger Investment Holdings Inc. and Carolco Studios Inc. (North
Carolina) (collectively, the "Chapter 11 Subsidiaries") (Bankruptcy Case Nos. LA95-39300LF to LA95-39307LF).

Item 5. Other Events.

            On November 10, 1995, the Company executed a Sale of
Assets agreement for the sale of substantially all of its assets and the assets of the Chapter 11 Subsidiaries, including the film library and rights to projects in development, but excluding Cutthroat Island, certain accounts receivable and cash, to Twentieth Century Fox Film Corporation ("Fox").
The sales price for the assets is approximately $50 million. The sale to Fox is being accomplished through Chapter 11 since the Company's liabilities exceed the sales price and the proceeds from the Company's remaining assets will not make up the short-fall. The sale is subject to certain conditions including Bankruptcy Court approval.

            In connection with the sale of substantially all of the Company's assets to Fox, Mario F. Kassar resigned as the Company's Chairman of the Board and Chief Executive Officer and as a director of the Company. Pursuant to the Settlement and Consulting Agreement dated November 10, 1995 between the Company and Mr. Kassar, Mr. Kassar has agreed to remain as a consultant to the Company and to provide certain promotional services in connection with the upcoming theatrical release of Cutthroat Island.

            Also in connection with the asset sale and the Chapter 11 filings, Patrizio Casalini, Hector P. Dowd, Guy-Etienne Dufour, Michael S. Hope, Rene-Claude Jouannet, Tetsuro Kudo, Gordon C. Luce, Ryuichi Noda, Gregory Pierson, Joseph A. Scudero, Adam Singer and Noriyuki Tanaka resigned as directors of the Company at the conclusion of the November 10, 1995 Board of Directors meeting approving such actions.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

            (a)  Financial Statements of Business Acquired.

                 Not applicable.

            (b)  Pro Forma Financial Information.

                 Not applicable.

            (c)  Exhibits.

                 The Exhibits listed below are filed as part of this Report.

                 Exhibit No.                Description of Exhibit

                 10.1                Sale of Assets
                                     agreement dated as of
                                     November 10, 1995
                                     between Carolco
                                     Pictures Inc. and
                                     Twentieth Century
                                     Fox Film
                                     Corporation.

                 10.2                Settlement and
                                     Consulting Agreement
                                     dated November 10,
                                     1995 between Carolco
                                     Pictures Inc. and
                                     Mario F. Kassar.
                                     Incorporated by
                                     reference to Exhibit
                                     17 to Mario Kassar's
                                     Schedule 13D under
                                     the Securities
                                     Exchange Act of 1934
                                     (amendment No. 16)
                                     dated November 10,
                                     1995.

                 99.1                Press Release dated
                                     November 10, 1995.

                      SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CAROLCO PICTURES INC.


                                     By: \s\ Karen A. Taylor

                                           Karen A. Taylor
                                           Senior Vice President,
                                           Chief Financial Officer and
                                           Secretary

Date: November 22, 1995

                EXHIBIT INDEX

                 Exhibit No.         Description of Exhibit

                 10.1                Sale of Assets
                                     agreement dated as of
                                     November 10, 1995
                                     between Carolco
                                     Pictures Inc. and
                                     Twentieth Century
                                     Fox Film
                                     Corporation.

                 10.2                Settlement and
                                     Consulting Agreement
                                     dated November 10,
                                     1995 between Carolco
                                     Pictures Inc. and
                                     Mario F. Kassar.
                                     Incorporated by
                                     reference to Exhibit
                                     17 to Mario Kassar's
                                     Schedule 13D under
                                     the Securities
                                     Exchange Act of 1934
                                     (amendment No. 16)
                                     dated November 10,
                                     1995.

                 99.1                Press Release dated
                                     November 10, 1995.